UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



           Date of Report:                              August 31, 2005
           ---------------                              ---------------

    (Date of earliest event reported):                (August 31, 2005)
                                                       ---------------
                          Commission File No. 000-14961

                              LXU HEALTHCARE, INC.
                              --------------------
             (Exact name of Registrant as specified in its Charter)



           Massachusetts                                   04-2741310
           -------------                                   ----------
    (State or other jurisdiction                         (IRS Employer
          of incorporation)                          Identification Number)


       3708 E. Columbia Street
          Tucson, Arizona                                     85714
          ---------------                                     -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (520) 512-1100
                                                    --------------

Former name or former address, if changed since last Report: N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |  |  Written communications pursuant to Rule 425 under the Securities Act

     |  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     | | Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act


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                              LXU HEALTHCARE, INC.

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 8.01 OTHER EVENTS

         On August 22, 2005, LXU Healthcare, Inc.'s Board of Directors approved a 1 for 1,000 reverse stock split. The purpose of the reverse stock split is to reduce the number of LXU's shareholders below 300 so that LXU may deregister its shares with the SEC and cease being a reporting company.


         As a result of the reverse stock split, each shareholder owning fewer than 1,000 shares of common stock of LXU immediately before the reverse stock split will receive $0.19 in cash, without interest, for each share of LXU common stock owned by such shareholder immediately prior to the reverse stock split and will no longer be a shareholder of LXU. LXU estimates that, as a result of the proposed reverse stock split, LXU will reduce its stockholders of record from approximately 609 stockholders to approximately 151 stockholders.

         After the repurchase of fractional shares, LXU will effect a 1,000-for-1 forward stock split of the remaining LXU common stock. Each holder of 1,000 or more shares of common stock immediately before the reverse stock split will participate in the forward stock split, which will result in such stockholder holding the same number of shares of common stock he held prior to the reverse stock split.

         The proposed transaction requires an amendment to LXU's Articles of Organization that must be approved by holders of: (i) two-thirds of the shares of common stock and Series G preferred stock, voting together; (ii) two-thirds of the shares of common stock, voting separately; and (iii) 60% of the shares of Series G preferred stock, voting separately. Only LXU shareholders of record as of the close of business on September 30, 2005, will be entitled to notice of, and to vote at, the special meeting of shareholders to be held to consider the transaction. LXU will disclose the date of the special meeting once such date has been determined. The description of the proposed transaction included in this Current Report is not a solicitation of a proxy or an offer to acquire any common shares of LXU. Proxy solicitations will be made only by means of a definitive proxy statement to be delivered to all stockholders. LXU filed a preliminary proxy statement and Schedule 13E-3 with the SEC outlining the transaction today. All stockholders are advised to read the definitive proxy statement and Schedule 13E-3 carefully. Stockholders may obtain a free copy of the proxy statement and Schedule 13E-3 at the SEC's website http://www.sec.gov. LXU will also mail a copy of the definitive proxy statement prior to the special meeting to stockholders entitled to vote at the special meeting.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        LXU HEALTHCARE, INC.

                                        By:/s/ Joseph H. Potenza
                                           -------------------------------
Date:   August 31, 2005                    Joseph H. Potenza
                                           President and Chief Executive Officer